UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

Washington Mutual, Inc.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Seattle, Washington		98101

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 461-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: INVESTOR PRESENTATION

Item 8.01. Other Events.

     On June 6, 2005, Washington Mutual, Inc. (“Washington Mutual”) and Providian Financial Corporation (“Providian”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of June 5, 2005, between Washington Mutual and Providian.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Additionally, Washington Mutual hereby files the Investor Presentation attached hereto as Exhibit 99.2.

Additional Information About this Transaction

     This communication is being made in respect of the proposed merger transaction involving Washington Mutual and Providian. In connection with the proposed transaction, Washington Mutual and Providian will prepare a registration statement on Form S-4 containing a proxy statement/prospectus for the shareholders of Providian to be filed with the SEC, and each will be filing other documents regarding the proposed transaction with the SEC as well. Before making any voting or investment decision, investors are urged to read the proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The final proxy statement/prospectus will be mailed to Providian’s shareholders. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Internet site (http://www.sec.gov). The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Washington Mutual’s website at www.wamu.com under the tab “About WaMu” and then under the heading “Investor Relations” or by accessing Providian’s website at www.providian.com under the tab “About Providian” and then under the heading “Investor Relations”.

     Washington Mutual, Providian and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Washington Mutual’s directors and executive officers is available in Washington Mutual’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 23, 2005, and information regarding Providian’s directors and executive officers is available in Providian’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 31, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Providian shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release issued jointly by Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005.

99.2	Investor Presentation of Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: June 6, 2005

	By:	/s/ Fay L. Chapman

	Name:	Fay L. Chapman
	Title:	Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued jointly by Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005.

99.2	Investor Presentation of Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005.